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                                                                    EXHIBIT 10.7

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1

                          dated as of December 1, 2002

                                      among

                       AMERICREDIT MTN RECEIVABLES TRUST,
                                   as Debtor,

                      AMERICREDIT FINANCIAL SERVICES, INC.,
                          Individually and as Servicer,

                           MBIA INSURANCE CORPORATION,
                                   as Insurer

                                       and

                         MERIDIAN FUNDING COMPANY, LLC,
                                  as Purchaser

                                       to

                               SECURITY AGREEMENT

                          dated as of December 18, 2000

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          AMENDMENT NO. 1, dated as of December 1, 2002 (the "Amendment"), among
AMERICREDIT MTN RECEIVABLES TRUST (the "Debtor"), AMERICREDIT FINANCIAL
SERVICES, INC., individually and in its capacity as Servicer ("AFS"), MBIA INSURANCE CORPORATION, as Insurer ("MBIA"), and MERIDIAN FUNDING COMPANY, LLC, as Purchaser ("Meridian"), to the Security Agreement dated as of December 18, 2000 (the "Security Agreement"), among the Debtor, AFS, AmeriCredit MTN Corp.
and The Chase Manhattan Bank (predecessor to JPMorgan Chase Bank), as Collateral Agent and as Securities Intermediary.

          WHEREAS, Section 9.2(b) of the Security Agreement permits amendment of the Security Agreement by the Debtor, AFS, MBIA and Meridian (the "Parties") upon the terms and conditions specified therein;

          WHEREAS, the Parties wish to amend the Security Agreement.

          NOW, THEREFORE, the Parties agree that the Security Agreement is hereby amended effective as of the date hereof as follows:

     Section 1. Definitions. Each term used but not defined herein shall have the meaning assigned to such term in the Security Agreement.

     Section 2. Amendments to Section 1.1 (Certain Defined Terms).

          (a)    The definition of "Adjusted EBITDA" is deleted in its entirety.

          (b) The definition of "Portfolio Repossession Ratio" is deleted in its entirety and replaced with the following:

                 "Portfolio Repossession Ratio" means as of any date of determination a fraction, expressed as a percentage, equal to (i) the Aggregate Outstanding Balance of all repossessed Receivables included in the Servicing Portfolio as of the last Business Day of the related Settlement Period divided by (ii) the average Aggregate Outstanding Balance of the Servicing Portfolio during the related Settlement Period.

          (c) The definition of "Servicing Fee" is deleted in its entirety and replaced with the following:

                 "Servicing Fee" means, for any Settlement Period, the fee payable to the Servicer from Collections pursuant to Section 2.3(b) hereof on the related Remittance Date, in an amount equal to 2.25% per annum on the average daily Aggregate Outstanding Balance of the Receivables during such Settlement Period.

          (d) The following definitions are inserted in Section 1.1 in appropriate alphabetical order:

                 "EBITDA" means, with respect to AmeriCredit Corp., GAAP earnings before interest, taxes, depreciation and amortization.

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                 "Ineligible Receivable" means any Receivable that is not an
     Eligible Receivable.

                 "Substitute Receivables Pool" means, on any Delivery Date, that portion of the Receivables comprising the Receivables Delivery having an Aggregate Outstanding Balance equal to the Aggregate Outstanding Balance of those Receivables that have become Ineligible Receivables since the most recent to occur of (i) the most recent preceding Delivery Date, (ii) the most recent preceding Take-Out Date and (iii) the most recent preceding Determination Date.

     Section 3. Amendment to Section 2.11 (Funding Account). Clause (i) of Subsection 2.11(c) is amended by replacing the phrase "(y) the aggregate Net Receivable Balance of all Receivables comprising the Receivables Delivery, but in no event" contained therein with "(y) the Aggregate Outstanding Balance of all Receivables comprising the Receivables Delivery less the Aggregate Outstanding Balance of all Receivables comprising the Substitute Receivables Pool, but in no event (1) an amount less than zero or (2)".

     Section 4. Amendments to Section 6.1 (Termination and Amortization Events).

          (a) Clause (x) of Section 6.1 is deleted in its entirety and replaced with the following:

                 (x) the Tangible Net Worth of AmeriCredit Corp. shall be less than the sum of (a) $1,800,000,000 and (b) 75% of the cumulative positive net income (without deduction for negative net income) of AmeriCredit Corp. for each fiscal quarter having been completed since September 30, 2002, as reported in each annual report on Form 10-K and periodic report on Form 10-Q filed by AmeriCredit Corp. with the Securities and Exchange Commission; or

          (b) Clause (z) of Section 6.1 is deleted in its entirety and replaced with the following:

                 (z) the ratio of AmeriCredit Corp.'s EBITDA (plus any loss provision minus net charge-offs) for the financial quarter ended December 31, 2002 to its Interest Expense for the financial quarter ended December 31, 2002 shall be less than 1.5x. The ratio of AmeriCredit Corp.'s EBITDA (plus any loss provision minus net charge-offs) for the financial quarter ended March 31, 2003 to its Interest Expense for the financial quarter ended March 31, 2003 shall be less than 1.8x. The average of the ratios of AmeriCredit Corp.'s EBITDA to Interest Expense for the two most recent financial quarters ended June 30, 2003 shall be less than l.0x. The average of the ratios of AmeriCredit Corp.'s EBITDA to Interest Expense for the two most recent financial quarters ended September 30, 2003 or December 31, 2003 shall be less than 1.1x. The average of the ratios of AmeriCredit Corp.'s EBITDA to Interest Expense for the two most recent

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     financial quarters ended March 31, 2004 and any two consecutive financial quarters thereafter shall be less than 1.2x; or

          (c) Clause (jj) of Section 6.1 is deleted in its entirety and replaced with the following:

                 (jj) more than 30% of the Eligible Receivables held as Collateral have Contracts which provide for 72 monthly payments and such condition shall continue for five Business Days; or

     Section 5. Amendment to Exhibit M (Cumulative Net Loss Table). The entry of "0.50%" in the "Trigger Rate" column, corresponding to a "Seasoning in Months" of "3", is deleted and replaced with "1.25%".

     Section 6. Counterparts. This Amendment to the Security Agreement may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment to the Security Agreement.

     Section 7. Ratification of Security Agreement. Except as provided herein, all provisions, terms and conditions of the Security Agreement shall remain in full force and effect. As amended hereby, the Security Agreement is ratified and confirmed in all respects.

     Section 8. Entire Agreement. This Amendment sets forth the entire agreement between the Parties with respect to the subject matter hereof, and this Amendment supersedes and replaces any agreement or understanding that may have existed between the Parties prior to the date hereof in respect of such subject matter.

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.


                                AMERICREDIT MTN RECEIVABLES TRUST

                                By: DEUTSCHE BANK TRUST COMPANY
                                 DELAWARE, not in its individual capacity but
                                 solely as Owner Trustee on behalf of the Issuer

                                By:               /s/ LOUIS BODI
                                   ---------------------------------------------
                                                                ATTORNEY-IN-FACT
                                   Name:             LOUIS BODl
                                   Title:          VICE PRESIDENT


                                AMERICREDIT FINANCIAL SERVICES, INC.,
                                 Individually and as Servicer,

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                MBIA INSURANCE CORPORATION,
                                 as Insurer,

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                MERIDIAN FUNDING COMPANY, LLC,
                                 as Purchaser

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.


                                AMERICREDIT MTN RECEIVABLES TRUST

                                By: DEUTSCHE BANK TRUST COMPANY
                                 DELAWARE, not in its individual capacity but
                                 solely as Owner Trustee on behalf of the Issuer

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                AMERICREDIT FINANCIAL SERVICES, INC.,
                                 Individually and as Servicer,

                                By:  /s/ Beth Sorensen
                                   ---------------------------------------------
                                   Name:   Beth Sorensen
                                   Title:  Senior Vice President, Finance


                                MBIA INSURANCE CORPORATION,
                                 as Insurer,

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                MERIDIAN FUNDING COMPANY, LLC,
                                 as Purchaser

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.


                                AMERICREDIT MTN RECEIVABLES TRUST

                                By: DEUTSCHE BANK TRUST COMPANY
                                 DELAWARE, not in its individual capacity but
                                 solely as Owner Trustee on behalf of the Issuer

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                AMERICREDIT FINANCIAL SERVICES, INC.,
                                 Individually and as Servicer,

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                MBIA INSURANCE CORPORATION,
                                 as Insurer,

                                By: /s/ Rosemary Kelley
                                   ---------------------------------------------
                                   Name:  Rosemary Kelley
                                   Title: Director


                                MERIDIAN FUNDING COMPANY, LLC,
                                 as Purchaser

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.


                                AMERICRED1T MTN RECEIVABLES TRUST

                                By: DEUTSCHE BANK TRUST COMPANY
                                 DELAWARE, not in its individual capacity but
                                 solely as Owner Trustee on behalf of the Issuer

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                AMERICREDIT FINANCIAL SERVICES, INC.,
                                 Individually and as Servicer,

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                MBIA INSURANCE CORPORATION,
                                 as Insurer,

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                MERIDIAN FUNDING COMPANY, LLC,
                                 as Purchaser

                                By:              /s/ Andrew L. Stidd
                                   ---------------------------------------------
                                   Name:           Andrew L. Stidd
                                   Title:             President